Van Kampen Retirement Strategy Trust,
on behalf of each of its series,
Van Kampen 2050 Retirement Strategy Fund
Van Kampen 2045 Retirement Strategy Fund
Van Kampen 2040 Retirement Strategy Fund
Van Kampen 2035 Retirement Strategy Fund
Van Kampen 2030 Retirement Strategy Fund
Van Kampen 2025 Retirement Strategy Fund
Van Kampen 2020 Retirement Strategy Fund
Van Kampen 2015 Retirement Strategy Fund
Van Kampen 2010 Retirement Strategy Fund
Van Kampen In Retirement Strategy Fund
(each a “Fund” and collectively, the “Funds”)

Supplement dated February 5, 2010
to the
Prospectus dated December 30, 2009,
as previously supplemented on January 21, 2010 and December 30, 2009

The Prospectus is hereby supplemented as follows:

(1) The last sentence in the second paragraph of the “Risk/Return Summary — Principal Investment Strategies” section is hereby deleted in its entirety and replaced with the following:

The following table shows the ranges of investment allocations for each Fund among various asset classes.

(2) The table in the “Risk/Return Summary — Principal Investment Strategies” section is hereby deleted in its entirety and replaced with the following:

	Retirement Year	Target allocation ranges among Underlying Funds
	(assumes		Fixed Income	Alternative
	retirement age	Equity	Funds and	Investment
Fund	of 65)	Funds (%)	Cash (%)	Funds (%)
2050	2048-2052	60-95	5-40	0-10

2045	2043-2047	60-90	10-40	0-10

2040	2038-2042	60-90	10-40	0-10

2035	2033-2037	50-90	10-50	0-10

2030	2028-2032	50-75	25-50	0-10

2025	2023-2027	50-75	25-50	0-10

2020	2018-2022	50-75	25-50	0-10

2015	2013-2017	25-50	50-75	0-10

2010	2008-2012	25-50	50-75	0-10

In Retirement	Post Retirement	20-40	60-80	0

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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